Exhibit 10.2

GUARANTEE

New York, New York Dated: ______ __, 2016

In order to induce Integrated Surgical Systems, Inc. (herein called “Maker”) to make the loan evidenced by the Promissory Note, executed by _______, a Nevada corporation (the “Obligor”) and dated as of an even date herewith (the “Note”) or grant other financial accommodations to or for the account of (or in reliance on the credit of) the Obligor, the undersigned, ____ an [individual/corporation and a United States citizen] with a business address at _______, irrevocably, absolutely and unconditionally guarantees to Maker the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of Obligor now or hereafter existing under the Note, whether for principal, interest (including without limitation interest accruing after the filing of any petition in bankruptcy or suspension of payments or the commencement of any insolvency, reorganization, arrangement, adjustment or like proceeding, relating to Obligor, whether or not allowable as a claim), fees, expenses (including reasonable attorneys’ fees and expenses), indemnities or otherwise (such obligations being the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the liability of the undersigned shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Obligor to the Maker under the Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Obligor.

The undersigned guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the undersigned with respect thereto. The obligations of the undersigned hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the undersigned to enforce this Agreement, irrespective of whether any action is brought against Obligor or whether Obligor is joined in any such action or actions. The liability of the undersigned under this Agreement shall be absolute and unconditional irrespective of, and the undersigned hereby irrevocably waives any right that it now or hereinafter may have to assert as a defense, any of the following: (i) any lack of validity or enforceability of the Note or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Note; (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Guaranteed Obligations; (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of Obligor; (v) any change, restructuring or termination of the limited liability corporate existence of Obligor; or (vi) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, Obligor or the undersigned.

This guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the undersigned upon the insolvency, bankruptcy or reorganization of Obligor or otherwise, all as though such payment had not been made.

The rights of the Maker hereunder shall not be conditioned or contingent upon the pursuit by the Maker of any right or remedy against the Obligor or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. The Maker shall not be liable for any failure to demand, collect or realize upon all or any part of any collateral or for any delay in doing so, nor shall the Maker be under any obligation to sell or otherwise dispose of any collateral upon the request of the undersigned or any other person or to take any other action whatsoever with regard to any collateral or any part thereof.

The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Guaranteed Obligations, or suit or taking other action by Maker against, and any other notice to, any party liable thereon (including the undersigned) and waives any defense, offset or counterclaim to any liability hereunder. Maker may at any time and from time to time (whether or not after revocation or termination of this guarantee) without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part: (1) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Guaranteed Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered; (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder or under any other guarantee of the Guaranteed Obligations) incurred directly or indirectly in respect thereof or hereof, and/or offset there against; (3) exercise or refrain from exercising any rights against the Obligor or others (including the undersigned or under any other guarantee of the Guaranteed Obligations) or otherwise act or refrain from acting; (4) settle or compromise any Guaranteed Obligation, any security therefor or any liability (including any of those hereunder or under any other guarantor of the Guaranteed Obligations) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Obligor to creditors of the Obligor other than Maker and the undersigned: and (5) apply any sums by whomsoever paid or howsoever realized to any Guaranteed Obligation to Maker regardless of what liability or liabilities of the Obligor remain unpaid.

No invalidity, irregularity or unenforceability of all or any part of the liabilities hereby guaranteed or of any security therefor or of any other guarantee of the Guaranteed Obligations shall affect, impair or be a defense to this guarantee. The liability of the undersigned hereunder is primary, absolute and unconditional and shall not be subject to any offset, defense or counterclaim of the Obligor. This guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. This guarantee shall continue until the death of such undersigned or the discharge in full of the Guaranteed Obligations.

Upon the happening of any of the following events: (i) the death of the undersigned or the dissolution or insolvency of the Obligor, or (ii) suspension of business of the Obligor or of any other guarantor of the Guaranteed Obligations, or (iii) the issuance of any warrant of attachment against any of the property of the Obligor or of the undersigned or of any other guarantor of the Guaranteed Obligations, or (iv) the making by the Obligor or by the undersigned or by any other guarantor of the Guaranteed Obligations of any assignment for the benefit of creditors, or (v) a trustee, receiver or custodian being appointed for the Obligor or for the undersigned or for any other guarantor of the Guaranteed Obligations or for any property of any of them, or (vi) any proceeding being commenced by or against the Obligor or the undersigned or any other guarantor of the Guaranteed Obligations under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, in each of the foregoing cases, as applicable, Maker may, without notice to the Obligor or the undersigned or of any other guarantor of the Guaranteed Obligations, make the Guaranteed Obligations, whether or not then due, immediately due and payable hereunder as to the undersigned or of any other guarantor of the Guaranteed Obligations, and Maker shall be entitled to enforce the obligations of the undersigned hereunder. All sums of money at any time to the credit of the undersigned with Maker and any of the property of the undersigned at any time in the possession of Maker may be held by Maker as security for any and all obligations of the undersigned hereunder, notwithstanding that any of said money or property may have been deposited, pledged or delivered by the undersigned for any other, different or specific purpose. Any and all claims of any nature which the undersigned may now or hereafter have against the Obligor are hereby subordinated to the full payment to Maker of the Guaranteed Obligations and are hereby assigned to Maker as additional collateral security therefor.

In the event Maker takes any action, including retaining attorneys, for the purpose of effecting collection of the Guaranteed Obligations or of any liabilities of the undersigned hereunder, or protecting any of Maker's rights hereunder, the undersigned shall pay all reasonable costs and expenses of every kind for protection of the rights of Maker or for collection of the Guaranteed Obligations or such liabilities, including reasonable attorneys' fees.

If claim is ever made upon Maker for repayment or recovery of any amount or amounts received by Maker in payment or on account of any of the Guaranteed Obligations and Maker repays all or part of said amount to any party by reason of (a) any judgment, decree or order of any Court or administrative body having jurisdiction over Maker or any of its property, or (b) any settlement or compromise of any such claim effected by Maker with any such claimant (including the Obligor), then and in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any prior revocation or release hereof or the prior cancellation of any note or other instrument evidencing any of the Guaranteed Obligations, or any prior release of any such liability of the Obligor, and the undersigned shall be and remain liable to Maker hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Maker. The provisions of this paragraph shall survive, and continue in effect, notwithstanding any revocation or release hereof, unless such revocation or release shall specifically refer to this paragraph.

No delay on the part of Maker in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by Maker unless the same shall be in writing, duly signed on behalf of Maker, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Maker or the obligations of the undersigned to Maker in any other respect or at any other time. The undersigned shall have no right (whether by contract or by operation of law) of subrogation, restitution, indemnification, reimbursement or any other or similar rights of a surety against the Obligor or any of its assets or property or any security held for any liabilities of the Obligor, and all such rights are hereby expressly waived. This guarantee and the rights and obligations of Maker and of the undersigned hereunder shall be governed and construed in accordance with the laws (other than the conflict of law rules) of the State of New York; and this guarantee is binding upon the undersigned, his, her, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Maker, its successors or assigns. THE UNDERSIGNED AGREES AND DOES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT AGAINST THE UNDERSIGNED ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTEE, AND THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR A DETERMINATION OF ANY DISPUTE AS TO ANY SUCH MATTERS AND AUTHORIZES THE SERVICE OF PROCESS ON THE UNDERSIGNED BY REGISTERED MAIL SENT TO THE UNDERSIGNED AT THE ADDRESS OF THE UNDERSIGNED HEREINBELOW SET FORTH.

Any acknowledgement, new promise, payment of principal or interest or other act by the Obligor and others, with respect to the Guaranteed Obligations, shall be deemed to be made as agent of the undersigned for the purposes hereof, and shall, if the statute of limitations in favor of the undersigned against Maker shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

The undersigned shall be jointly and severally liable with the Obligor and any other guarantor of the Guaranteed Obligations. Notwithstanding that this guarantee may indicate that more than one Person (as defined in the Financing Agreement) is to execute this guarantee, any person signing this guarantee agrees to be bound hereby, whether or not any other Person signs this guarantee or any other guarantee of the Guaranteed Obligations at any time.

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STATE OF	)
	)	ss:
COUNTY OF	)

On the ____ day of ________, 2016, before me, the undersigned, a Notary Public in and for the state of _________________, personally appeared, __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

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